UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Core Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 9/30

Date of reporting period: 3/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman
Core Fixed Income Fund, Inc.

Mid-Year Report
March 31, 2007

Seeking a High Level of
Current Income
Consistent with Prudent
Exposure to Risk and Secondly,
Capital Appreciation

J. & W. Seligman & Co.
Incorporated
Established 1864
100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies. The result is a high aptitude for picking promising securities and employing rigorous investment processes designed to offer solid long-term results.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Performance and Portfolio Overview	2
Understanding and Comparing Your Fund’s Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Notes to Financial Statements	15
Financial Highlights	23
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	29
Board of Directors and Executive Officers	33
Additional Fund Information	34

To The Shareholders

Your mid-year shareholder report for Seligman Core Fixed Income Fund, Inc. follows this letter. The report contains the Fund’s investment results, portfolio of investments as of March 31, 2007, and financial statements.

For the six months ended March 31, 2007, Seligman Core Fixed Income Fund delivered a total return, based on the net asset value of Class A shares, of 3.0%. During the same period, the Fund’s peers, as represented by the Lipper Corporate Debt BBB-Rated Funds Average, returned 3.1%. The Lehman Brothers U.S. Universal Index returned 3.1% and the Lehman Brothers Government/Credit Index returned 2.5%.

Thank you for your continued support of Seligman Core Fixed Income Fund. We look forward to providing you with the investment experience, insight, and solutions you need to seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

May 18, 2007

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759 General Counsel Sullivan & Cromwell LLP	(800) 221-2450 Shareholder Services (800) 445-1777 Retirement Plan Services (212) 682-7600 Outside the United States (800) 622-4597 24-Hour Automated Telephone Access Service

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Core Fixed Income Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares.

Since the Fund’s inception, J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, distribution and service (12b-1) fees, interest on borrowing, and extraordinary expenses, including litigation expenses) to the extent such expenses exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2008. Absent such reimbursements, returns and yields would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns

For Periods Ended March 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Class A, B, C and D Since Inception 10/1/01	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	(1.93)%	0.95%	3.42%	2.75%	n/a	n/a
Without Sales Charge	2.96	6.02	4.42	3.67	n/a	n/a
Class B
With CDSC†	(2.42)	0.25	3.30	2.75	n/a	n/a
Without CDSC	2.58	5.25	3.65	2.91	n/a	n/a
Class C
With Sales Charge and CDSC††	0.58	3.20	3.44	2.72	n/a	n/a
Without Sales Charge and CDSC	2.58	5.23	3.65	2.90	n/a	n/a
Class D
With 1% CDSC	1.58	4.40	n/a	n/a	n/a	n/a
Without CDSC	2.58	5.40	3.65	2.91	n/a	n/a
Class I	3.08	6.43	4.69	n/a	3.95%	n/a
Class R
With 1% CDSC	1.87	5.09	n/a	n/a	n/a	n/a
Without CDSC	2.87	6.09	n/a	n/a	n/a	2.36%
Benchmarks‡
Lehman Brothers Government/Credit Index	2.52	6.38	5.57	4.94	4.97	3.50
Lehman Brothers U.S. Universal Index	3.12	7.02	5.91	5.44	5.47	5.94
Lipper Corporate Debt BBB-Rated Funds Average	3.14	6.88	6.29	5.78	5.67	4.64

Net Asset Value Per Share

	3/31/07	9/30/06	3/31/06
Class A	$7.08	$7.03	$6.97
Class B	7.08	7.03	6.97
Class C	7.08	7.03	6.97
Class D	7.08	7.03	6.96
Class I	7.08	7.03	6.96
Class R	7.08	7.04	6.96

Dividend Per Share and Yield Information
For Periods Ended March 31, 2007

	DividendsØ	SEC 30-Day Yield ØØ
Class A	$0.156	4.18%
Class B	0.130	3.65
Class C	0.130	3.60
Class D	0.130	3.60
Class I	0.165	4.63
Class R	0.150	4.13

Effective Weighted Average Life[1]	7.6 years

See footnotes on page 4.

Performance and Portfolio Overview

Investment Results

Portfolio Composition			Ratings#

	Percent of Total		March 31, 2007
	3/31/07	9/30/06	Aaa	65.3%
US Government Securities	10.1%	35.6%	A	10.5
Government Agency Securities	7.4	9.4	Baa	15.4
Government Agency Mortgage-			Ba	3.3
Backed Securities	36.0	12.3	B	5.1
Corporate Bonds	30.4	33.7	Caa	0.4
Collateralized Mortgage Obligations	3.8	3.9	Total	100.0%
Asset-Backed Securities	3.1	2.2
Short-Term Holdings	9.2	2.9
Total	100.0%	100.0%

*	Returns for periods of less than one year are not annualized.
†	The CDSC is 5% if you sell your shares within one year, 2% for five years and 1% since inception.
††	The CDSC is 1% if you sell your shares within 18 months.
#
Credit ratings are those issued by Moody’s Investors Service, Inc. (“Moody’s”). Percentages are based on current market values of long-term holdings at March 31, 2007. Holdings and credit ratings are subject to change.

‡
The Lehman Brothers Government/Credit Index, the Lehman Brothers U.S. Universal Index and the Lipper Corporate Debt BBB-Rated Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Brothers Government/Credit Index is composed of investment-grade bonds (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lehman Brothers U.S. Universal Index is composed of US dollar-denominated, taxable bonds that are rated either investment-grade or below investment grade. The Lipper Average measures the performance of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Lehman Indices exclude the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest in an index or average.

[1]	The average time to principal payments, in years, weighted based on principal.
Ø	Represents per share amount paid or declared for the six months ended March 31, 2007.
ØØ
Current yield, representing the annualized yield for the 30-day period ended March 31, 2007, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R
3.29%	2.66%	2.92%	2.72%	4.32%	3.19%

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of October 1, 2006 and held for the entire six-month period ended March 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 10/1/06	Annualized Expense Ratio*	Ending Account Value 3/31/07	Expenses Paid During Period** 10/1/06 to 3/31/07	Ending Account Value 3/31/07	Expenses Paid During Period** 10/1/06 to 3/31/07
Class A	$1,000.00	1.25%	$1,029.60	$6.33	$1,018.70	$6.29
Class B	1,000.00	2.00	1,025.80	10.10	1,014.96	10.05
Class C	1,000.00	2.00	1,025.80	10.10	1,014.96	10.05
Class D	1,000.00	2.00	1,025.80	10.10	1,014.96	10.05
Class I	1,000.00	1.00	1,030.80	5.06	1,019.95	5.04
Class R	1,000.00	1.46	1,028.70	7.38	1,017.65	7.34

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges. Through at least January 31, 2008, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fee, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.50% per annum of the Fund’s average daily net assets. Absent such waiver/expense reimbursement, the expense ratios and expenses paid by a shareholder for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period October 1, 2006 to March 31, 2007, multiplied by the average account value over the period, multiplied by 182/365 (number of days in the period).

Portfolio of Investments (unaudited)
March 31, 2007

	Principal Amount		Value
US Government and Government Agency Securities 62.5%
US Government Securities 11.8%
US Treasury Bonds:
8.125%, 8/15/2021	$485,000		$645,581
4.5%, 2/15/2036	555,000		523,435
US Treasury Inflation-Protected Securities:
2%, 1/15/2016	219,266		215,951
2.375%, 1/15/2017	60,224		61,134
US Treasury Notes:
4.75%, 2/28/2009	140,000		140,372
4.625%, 2/29/2012	70,000		70,282
4.75%, 1/31/2012	1,390,000		1,402,544
4.25%, 8/15/2013	265,000		260,559
4.625% 2/15/2017	2,000		1,997
Total US Government Securities			3,321,855
Government Agency SecuritiesØ 8.6%
Fannie Mae:
5.4%, 4/13/2009	740,000	‡	740,012
5.5%, 10/15/2011	340,000		342,379
Freddie Mac:
5.25%, 11/7/2008	180,000		180,033
4.5%, 7/15/2013	210,000		205,746
5.5%, 7/18/2016	160,000		166,152
5.2%, 3/5/2019	785,000		771,368
Total Government Agency Securities			2,405,690
Government Agency Mortgage-Backed Securities††Ø 42.1%
Fannie Mae:
7%, 7/1/2008	8,058		8,121
7%, 2/1/2012	6,540		6,591
5.5%, 5/25/2014	227,768		228,190
6.5%, 5/1/2017	37,094		38,012
5.5%, 2/1/2018	60,813		61,110
4.5%, 12/1/2020#	645,941		626,396
5.5%, 11/1/2020	508,641		510,216
5%, 2/1/2035	301,186		291,609
5.45%, 8/25/2035#	390,000		388,720
5.5%, 10/1/2035	244,588		242,356
5.352%, 4/1/2036#	237,925		238,581
6%, 6/1/2036	281,027		283,204
____________ See footnotes on page 11.

Portfolio of Investments (unaudited)
March 31, 2007

	Principal Amount	Value
Fannie Mae: (continued)
6%, 8/1/2036#	$399,694	$405,689
6%, 9/1/2036	293,105	295,375
6.08%, 4/1/2036#	872,835	888,561
6.111%, 8/1/2036#	514,697	524,347
5.5%, TBA 4/2007	1,100,000	1,088,657
Freddie Mac Gold:
5.5%, 9/1/2036	985,754	975,755
6.132%, 12/1/2036#	441,477	448,220
6.182%, 8/1/2036#	451,900	458,815
5%, TBA 4/2007	800,000	789,000
6%, TBA 4/2007	3,000,000	3,024,375
Total Government Agency Mortgage-Backed Securities		11,821,900
Total US Government and Government Agency Securities (Cost $17,476,376)		17,549,445
Corporate Bonds 35.5%
Aerospace and Defense 1.3%
Embraer Overseas 6.375%, 1/24/2017†	100,000	101,750
Hawker Beechcraft:
8.5%, 4/1/2015†	50,000	52,063
8.875%, 4/1/2015†	50,000	51,812
9.75%, 4/1/2017†	25,000	26,188
Honeywell International 5.3%, 3/15/2017	140,000	138,664
		370,477
Automobiles 0.9%
DaimlerChrysler North America 4.875%, 6/15/2010	165,000	163,445
General Motors 8.375%, 7/15/2033	100,000	90,250
		253,695
Beverages 0.5%
Anheuser-Busch 5.6%, 3/1/2017	135,000	136,157
Capital Markets 1.2%
Ameriprise Financial 7.518%, 6/1/2066#	190,000	205,415
Bear Stearns 5.35%, 2/1/2012	125,000	125,377
		330,792
Chemicals 0.2%
Lyondell Chemical 10.5%, 6/1/2013	50,000	55,000
____________ See footnotes on page 11.

Portfolio of Investments (unaudited)
March 31, 2007

	Principal Amount		Value
Commercial Banks 1.7%
Corporacion Andina de Fomento 5.75%, 1/12/2017	$190,000		$191,251
KeyCorp 5.528%, 6/2/2008#	140,000	‡	140,368
SunTrust Preferred Capital I 5.853%, Perpetual##	140,000		142,103
			473,722
Commercial Services and Supplies 0.2%
Cintas Corporation No. 2 6.15%, 8/15/2036	55,000		55,632
Computers and Peripherals 0.7%
Hewlett-Packard 5.4%, 3/1/2017	150,000		149,365
Seagate Technology 6.375%, 10/1/2011	50,000		50,250
			199,615
Consumer Finance 1.9%
General Motors Acceptance 8%, 11/1/2031	200,000		215,026
Nissan Motor Acceptance 5.625%, 3/14/2011†	315,000		317,228
			532,254
Diversified Financial Services 0.9%
CIT Group:
5.415%, 3/12/2009#	130,000	‡	129,939
5.65%, 2/13/2017	140,000		138,538
			268,477
Diversified Telecommunication Services 1.5%
AT&T 5.456%, 2/5/2010#	280,000		280,395
Qwest 7.5%, 10/1/2014	125,000		132,500
			412,895
Electric Utilities 4.1%
CenterPoint Energy 5.95%, 2/1/2017	275,000		275,479
FPL Group Capital 6.35%, 10/1/2066#	90,000		90,861
Indiana Michigan Power Company 6.05%, 3/15/2037	205,000		202,588
MidAmerican Energy Holdings 6.125%, 4/1/2036	170,000		170,205
Midwest Generation 8.3%, 7/2/2009	42,139		43,303
Pacific Gas & Electric 5.8%, 3/1/2037	105,000		101,581
Southern 5.3%, 1/15/2012	265,000		267,045
			1,151,062
Environmental 0.4%
Allied Waste North America 6.125%, 2/15/2014	125,000		122,188
Food and Staples Retailing 0.5%
Costco Wholesale 5.3%, 3/15/2012	140,000		141,165
____________ See footnotes on page 11.

Portfolio of Investments (unaudited)
March 31, 2007

	Principal Amount	Value
Food Products 0.3%
Del Monte 8.625%*, 12/15/2012	$50,000	$52,250
Smithfield Foods 8%, 10/15/2009	25,000	26,187
		78,437
Health Care Providers and Services 0.4%
CIGNA 5.375%, 3/15/2017	105,000	103,431
Healthcare Facilities and Supplies 0.5%
HCA 9.25%, 11/15/2016†	125,000	135,156
Insurance 1.2%
AXA 6.463%, Perpetual##	210,000	205,902
Hartford Financial Services Group 5.375%, 3/15/2017	135,000	133,625
		339,527
Machinery 0.4%
American Railcar 7.5%, 3/1/2014†	100,000	103,250
Media 0.9%
Comcast 6.45%, 3/15/2037	110,000	110,490
CSC Holdings 7.25%, 7/15/2008	50,000	50,937
Time Warner 6.5%, 11/15/2036	100,000	100,043
		261,470
Metals and Mining 0.5%
Vale Overseas 6.25%, 1/23/2017	150,000	153,594
Miscellaneous 2.3%
Dow Jones CDX 8.375%, 12/29/2011†	625,000	648,406
Multi-Utilities 0.7%
Dominion Resources 5.6%, 11/15/2016	205,000	204,309
Oil, Gas and Consumable Fuels 3.0%
Amerada Hess 7.125%, 3/15/2033	90,000	97,660
Canadian National Resources:
5.7%, 5/15/2017	215,000	214,413
6.5%, 2/15/2037	145,000	147,568
Pemex Project Funding 8%*, 11/15/2011	180,000	199,350
Plains All American Pipeline 6.65%, 1/15/2037†	175,000	178,488
		837,479
Paper and Forest Products 0.5%
Georgia-Pacific 8.875%, 5/15/2031	125,000	133,125
Personal Products 0.2%
Playtex 8%, 3/1/2011	50,000	52,500
Pharmaceuticals 0.4%
Wyeth 5.95%, 4/1/2037	110,000	108,708
____________ See footnotes on page 11.

Portfolio of Investments (unaudited)
March 31, 2007

	Principal Amount		Value
Real Estate Investment Trusts 3.3%
BRE Properties 5.5%, 3/15/2017	$70,000		$69,457
Health Care Properties 6%, 1/30/2017	190,000		190,975
iStar Financial:
5.5%, 6/15/2012	140,000		139,516
5.95%, 10/15/2013	180,000		182,442
Prologis Trust 5.625%, 11/15/2016	205,000		206,932
Simon Property Group 5.25%, 12/1/2016	130,000		127,439
			916,761
Real Estate Management and Development 0.6%
AMB Property 5.9%, 8/15/2013	170,000		174,538
Road and Rail 0.2%
Kansas City Southern Railway 7.5%, 6/15/2009	50,000		51,375
Semiconductors and Semiconductor Equipment 0.4%
Freescale Semiconductor 10.125%, 12/15/2016†	125,000		125,937
Thrifts and Mortgage Finance 1.4%
Residential Capital:
5.84%, 6/9/2008#	300,000	‡	297,078
6.375%, 6/30/2010	105,000		105,048
			402,126
Tobacco 0.5%
Reynolds American 7.625%, 6/1/2016	125,000		133,604
Trading Companies and Distributors 0.6%
GATX Financial 5.5%, 2/15/2012	175,000		175,520
Wireless Telecommunication Services 1.2%
Sprint Capital 8.75%, 3/15/2032	50,000		59,140
Vodafone Group 5.625%, 2/27/2017	275,000		273,131
			332,271
Total Corporate Bonds (Cost $9,904,468)			9,974,655
Collateralized Mortgage Obligations†† 4.5%
Bank of America Mortgage Securities 3.664%, 7/25/2034#	222,499		221,738
Indymac Index Mortgage Loan Trust 6.20%, 3/25/2036#	598,550		609,869
Wells Fargo 4.734%, 7/25/2034#	439,620		430,747
Total Collateralized Mortgage Obligations (Cost $1,416,387)			1,262,354
____________ See footnotes on page 11.

Portfolio of Investments (unaudited)
March 31, 2007

	Principal Amount		Value
Asset-Backed Securities†† 3.5%
Centex Home Equity 7.37%, 12/25/2032#	$371,438	‡	$372,009
Equifirst Mortgage Loan Trust 3.51%, 12/25/2032	177,707		172,071
Structured Asset Securities 4.04%,* 6/25/2033	468,646		454,462
Total Asset-Backed Securities (Cost $870,610)			998,542
Short-Term Holdings 10.8%
Government Agency Securities 10.7%
Freddie Mac 5.252%, 4/23/2007	3,000,000	‡	2,991,002
Repurchase Agreement 0.1%
State Street Bank 4.65%, dated 3/30/07, maturing 4/2/2007, in the amount of $28,011, collateralized by: $30,000 US Treasury Notes 4.375%, 1/31/2008, with a fair market value of $30,038	28,000		28,000
Total Short-Term Holdings (Cost $3,019,002)			3,019,002
Total Investments (Cost $32,686,843) 116.8%			32,803,998
Other Assets Less Liabilities (16.8)%			(4,719,350)
Net Assets 100.0%			$28,084,648

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed, collateralized mortgage obligations and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

Ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at March 31, 2007.
##	This security pays a fixed interest rate for a stipulated number of years, after which its pays a floating interest rate.
*	Current rate of step bonds.
‡	At March 31, 2007, these securities, with a value of $4,670,408, were held as collateral for the TBA securities.
TBA — To-be-announced.
See Notes to Financial Statements.

Statement of Assets and Liabilities (unaudited)
March 31, 2007

Assets:
Investments, at value:
US Government and Government agency securities (Cost $17,476,376)	$17,549,445
Corporate bonds (Cost $9,904,468)	9,974,655
Collateralized mortgage obligations (Cost $1,416,387)	1,262,354
Asset-backed securities (Cost $870,610)	998,542
Short-term holdings (Cost $3,019,002)	3,019,002
Total investments (Cost $32,686,843)	32,803,998
Cash	867
Interest receivable	259,713
Receivable for Capital Stock sold	28,732
Receivable from the Manager (Note 3)	16,701
Expenses prepaid to shareholder service agent	1,557
Other	31,000
Total Assets	33,142,568

Liabilities:
Payable for securities purchased	4,920,806
Dividends payable	46,423
Payable for Capital Stock repurchased	38,930
Management fee payable	12,213
Distribution and service (12b-1) fees payable	6,736
Accrued expenses and other	32,812
Total Liabilities	5,057,920
Net Assets	$28,084,648
Composition of Net Assets:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized; 3,966,145 shares outstanding):
Class A	$1,970
Class B	244
Class C	168
Class D	183
Class I	1,397
Class R	4
Additional paid-in capital	28,870,500
Dividends in excess of net investment income	(18,375)
Accumulated net realized loss	(888,598)
Net unrealized appreciation of investments	117,155
Net Assets	$28,084,648
Net Asset Value Per Share:
Class A ($13,948,531 ÷ 1,969,779 shares)	$7.08
Class B ($1,730,346 ÷ 244,361 shares)	$7.08
Class C ($1,189,515 ÷ 167,952 shares)	$7.08
Class D ($1,296,927 ÷ 183,221 shares)	$7.08
Class I ($9,893,321 ÷ 1,397,161 shares)	$7.08
Class R ($26,008 ÷ 3,671 shares)	$7.08

See Notes to Financial Statements.

Statement of Operations (unaudited)
For the Six Months Ended March 31, 2007

Investment Income:
Interest	$820,767
Expenses:
Management fee	71,557
Registration	51,117
Shareholder account services	40,527
Distribution and service (12b-1) fees	39,575
Auditing and legal fees	26,939
Custody and related services	14,256
Shareholder reports and communications	9,989
Directors’ fees and expenses	3,436
Miscellaneous	3,158
Total Expenses Before Reimbursement	260,554
Reimbursement of expenses (Note 3)	(77,796)
Total Expenses After Reimbursement	182,758

Net Investment Income	638,009
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	474,317
Net change in unrealized appreciation of investments	(278,072)
Net Gain on Investments	196,245

Increase in Net Assets from Operations	$834,254

See Notes to Financial Statements.

Statements of Changes in Net Assets (unaudited)

	Six Months Ended March 31, 2007	Year Ended September 30, 2006
Operations:
Net investment income	$638,009	$1,084,477
Net realized gain (loss) on investments	474,317	(1,031,505)
Net change in unrealized appreciation/depreciation of investments	(278,072)	583,874
Increase in Net Assets from Operations	834,254	636,846
Distributions to Shareholders:
Dividends from net investment income:
Class A	(326,482)	(580,247)
Class B	(30,262)	(75,775)
Class C	(23,823)	(41,912)
Class D	(23,503)	(37,200)
Class I	(221,546)	(349,263)
Class R	(546)	(80)
Total	(626,162)	(1,084,477)
Dividends in excess of net investment income:
Class A	—	(12,500)
Class B	—	(2,042)
Class C	—	(1,121)
Class D	—	(991)
Class I	—	(7,065)
Class R	—	(2)
Total	—	(23,721)
Decrease in Net Assets from Distributions	(626,162)	(1,108,198)
Capital Share Transactions:
Net proceeds from sales of shares	1,607,117	3,818,830
Investment of dividends	545,845	975,248
Exchanged from associated funds	1,845,719	3,172,880
Total	3,998,681	7,966,958
Cost of shares repurchased	(2,223,901)	(4,355,200)
Exchanged into associated funds	(3,669,920)	(1,008,069)
Total	(5,893,821)	(5,363,269)
Increase (Decrease) in Net Assets from Capital Share Transactions	(1,895,140)	2,603,689
Increase (Decrease) in Net Assets	(1,687,048)	2,132,337
Net Assets:
Beginning of period	29,771,696	27,639,359
End of Period (net of dividends in excess of net investment income of $18,375 and $6,193, respectively)	$28,084,648	$29,771,696

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.	Organization and Multiple Classes of Shares — Seligman Core Fixed Income Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company. The Fund offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on redemption of shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements (unaudited)

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable are recorded on ex-dividend dates.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

f.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of such sale. The Fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Notes to Financial Statements (unaudited)

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2007, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. Through at least January 31, 2008, the Manager has contractually undertaken to waive its fees and/or reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.50% per annum of the Fund’s average daily net assets. For the six months ended March 31, 2007, the amount of expenses reimbursed by the Manager to the Fund was $77,796. At March 31, 2007, the Manager owed the Fund $16,701 relating to the reimbursement.

For the six months ended March 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $232 from sales of Class A and Class C shares. Commissions of $827 and $27 were paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2007, fees incurred under the Plan aggregated $18,369 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the six months ended March 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.46% per annum of the average daily net assets of Class R shares, amounted to $8,240, $6,501, $6,411 and $54, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service fees pursuant to the Plan. For the six months ended March 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service fees of $577.

Notes to Financial Statements (unaudited)

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the six months ended March 31, 2007, such charges amounted to $942. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the six months ended March 31, 2007, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $40,527 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of March 31, 2007, the Fund’s potential obligation under the Guaranties is $5,100. As of March 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at March 31, 2007 of $191 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of participating banks. For the six months ended March 31, 2007, the Fund did not borrow from the credit facility.

Notes to Financial Statements(unaudited)

5.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and Government agency securities and short-term holdings, for the six months ended March 31, 2007, amounted to $27,348,738 and $27,746,019, respectively; purchases and sales of US Government and Government agency securities were $53,163,963 and $51,993,132, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended March 31, 2007, and will vary from the final tax information as of the Fund’s year end.

At March 31, 2007, the cost of investments for federal income tax purposes was $32,694,892. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of premiums of $8,049 for financial reporting purposes.

The tax basis components of accumulated losses at March 31, 2007 are as follows:

Gross unrealized appreciation of portfolio securities	$186,208
Gross unrealized depreciation of portfolio securities	(77,102)
Net unrealized appreciation of portfolio securities	109,106
Undistributed ordinary income	191
Capital loss carryforwards	(528,296)
Current period accumulated net realized loss*	(370,628)
Total accumulated losses	$(789,627)

*	Net of post-October losses of $856,988 from prior year.

The tax characterization of distributions paid is as follows:

	Six Months Ended March 31, 2007	Year Ended September 30, 2006
Ordinary income	$626,162	$1,108,198

At September 30, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $528,296, which are available for offset against future taxable net capital gains, with $33,578 expiring in 2012, $104,220 expiring in 2013, and $390,498 expiring in 2014. Accordingly, no capital gain distribution is expected to be paid to shareholders of the Fund until future net capital gains have been realized in excess of the available capital loss carryforwards.

Notes to Financial Statements (unaudited)

7.	Transactions in Capital Stock — At March 31, 2007, the Fund had authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	73,465	$519,320	169,345	$1,187,790
Investment of dividends	39,088	275,818	71,107	496,950
Exchanged from associated funds	161,624	1,145,379	234,398	1,643,833
Converted from Class B*	27,089	190,873	91,083	636,147
Total	301,266	2,131,390	565,933	3,964,720
Cost of shares repurchased	(93,547)	(659,508)	(254,308)	(1,779,557)
Exchanged into associated funds	(465,708)	(3,295,248)	(81,180)	(569,798)
Total	(559,255)	(3,954,756)	(335,488)	(2,349,355)
Increase (decrease)	(257,989)	$(1,823,366)	230,445	$1,615,365

Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,631	$18,606	5,629	$39,378
Investment of dividends	3,031	21,382	8,132	56,979
Exchanged from associated funds	71,013	504,567	97,068	679,813
Total	76,675	544,555	110,829	776,170
Cost of shares repurchased	(53,122)	(374,118)	(152,304)	(1,066,984)
Exchanged into associated funds	(20,197)	(142,223)	(34,146)	(239,981)
Converted to Class A*	(27,079)	(190,808)	(91,034)	(635,803)
Total	(100,398)	(707,149)	(277,484)	(1,942,768)
Decrease	(23,723)	$(162,594)	(166,655)	$(1,166,598)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,421	$10,030	6,590	$46,067
Investment of dividends	3,108	21,929	5,240	36,629
Exchanged from associated funds	2,586	18,334	41,978	290,065
Total	7,115	50,293	53,808	372,761
Cost of shares repurchased	(31,099)	(219,995)	(47,382)	(332,944)
Exchanged into associated funds	(11,327)	(79,246)	(14,039)	(98,663)
Total	(42,426)	(299,241)	(61,421)	(431,607)
Decrease	(35,311)	$(248,948)	(7,613)	$(58,846)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	43,409	$306,304	43,497	$302,952
Investment of dividends	2,818	19,879	4,927	34,424
Exchanged from associated funds	25,145	177,439	76,573	535,485
Total	71,372	503,622	124,997	872,861
Cost of shares repurchased	(79,623)	(561,893)	(57,652)	(404,079)
Exchanged into associated funds	(21,849)	(153,203)	(14,156)	(99,627)
Total	(101,472)	(715,096)	(71,808)	(503,706)
Increase (decrease)	(30,100)	$(211,474)	53,189	$369,155

*	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the converted from Class B amount.

Notes to Financial Statements (unaudited)

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	106,855	$752,792	319,336	$2,242,149
Investment of dividends	29,233	206,307	50,141	350,209
Total	136,088	959,099	369,477	2,592,358
Cost of shares repurchased	(57,508)	(408,387)	(111,395)	(771,486)
Increase	78,580	$550,712	258,082	$1,820,872

Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	—	$—	21	$150
Investment of dividends	76	530	8	57
Exchanged from associated funds	—	—	3,369	23,684
Total	76	530	3,398	23,891
Cost of shares repurchased	—	—	(21)	(150)
Total	—	—	(21)	(150)
Increase	76	$530	3,377	$23,741

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Core Fixed Income Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Notes to Financial Statements (unaudited)

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights (unaudited)

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges, and are not annualized for periods of less than one year.

CLASS A
			Year Ended September 30,
	Six Months Ended 3/31/07		2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$7.03		$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.16		0.27	0.20	0.17	0.18	0.23
Net realized and unrealized gain (loss) on investments	0.05		(0.11)	(0.12)	(0.06)	0.17	0.29
Total from Investment Operations	0.21		0.16	0.08	0.11	0.35	0.52
Less Distributions:
Dividends from net investment income	(0.16)		(0.27)	(0.20)	(0.17)	(0.18)	(0.23)
Dividends in excess of net investment income	—		(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—		—	—	(0.09)	(0.06)	—
Total Distributions	(0.16)		(0.28)	(0.22)	(0.30)	(0.28)	(0.25)
Net Asset Value, End of Period	$7.08		$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	2.96%		2.31%	1.06%	1.52%	4.94%	7.48%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$13,949		$15,663	$14,288	$17,008	$15,055	$6,906
Ratio of expenses to average net assets	1.25	%*	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	4.48	%*	3.90%	2.76%	2.29%	2.46%	3.18%
Portfolio turnover rate	269.39%		795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.03	%*	2.03%	2.20%	2.27%	2.50%	5.52%
Ratio of net investment income (loss) to average net assets	3.70	%*	3.12%	1.81%	1.27%	1.21%	(1.09)%

See footnotes on page 28.

Financial Highlights (unaudited)

CLASS B
			Year Ended September 30,
	Six Months Ended 3/31/07		2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$7.03		$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.13		0.22	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.05		(0.11)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	0.18		0.11	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.13)		(0.22)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	—		(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—		—	—	(0.09)	(0.06)	—
Total Distributions	(0.13)		(0.23)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$7.08		$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	2.58%		1.57%	0.31%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,730		$1,885	$3,110	$4,223	$4,441	$3,041
Ratio of expenses to average net assets	2.00	%*	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.73	%*	3.15%	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	269.39%		795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.78	%*	2.78%	2.95%	3.02%	3.25%	6.27%
Ratio of net investment income (loss) to average net assets	2.95	%*	2.37%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 28.

Financial Highlights (unaudited)

CLASS C
			Year Ended September 30,
	Six Months Ended 3/31/07		2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$7.03		$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.13		0.22	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.05		(0.11)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	0.18		0.11	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.13)		(0.22)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	—		(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—		—	—	(0.09)	(0.06)	—
Total Distributions	(0.13)		(0.23)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$7.08		$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	2.58%		1.55%	0.31%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,190		$1,429	$1,509	$1,665	$1,862	$636
Ratio of expenses to average net assets	2.00	%*	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.73	%*	3.15%	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	269.39%		795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.78	%*	2.78%	2.95%	3.02%	3.25%	6.27%
Ratio of net investment income (loss) to average net assets	2.95	%*	2.37%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 28.

Financial Highlights (unaudited)

CLASS D
			Year Ended September 30,
	Six Months Ended 3/31/07		2006	2005	2004	2003	2002

Per Share Data:
Net Asset Value, Beginning of Period	$7.03		$7.15	$7.29	$7.48	$7.41	$7.14
Income (Loss) from Investment Operations:
Net investment income	0.13		0.22	0.15	0.11	0.13	0.17
Net realized and unrealized gain (loss) on investments	0.05		(0.11)	(0.13)	(0.06)	0.17	0.30
Total from Investment Operations	0.18		0.11	0.02	0.05	0.30	0.47
Less Distributions:
Dividends from net investment income	(0.13)		(0.22)	(0.14)	(0.11)	(0.13)	(0.18)
Dividends in excess of net investment income	—		(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—		—	—	(0.09)	(0.06)	—
Total Distributions	(0.13)		(0.23)	(0.16)	(0.24)	(0.23)	(0.20)
Net Asset Value, End of Period	$7.08		$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	2.58%		1.57%	0.31%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,297		$1,499	$1,145	$2,221	$2,149	$1,179
Ratio of expenses to average net assets	2.00	%*	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income to average net assets	3.73	%*	3.15%	2.01%	1.54%	1.71%	2.43%
Portfolio turnover rate	269.39%		795.65%	444.20%	249.13%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.78	%*	2.78%	2.95%	3.02%	3.25%	6.27%
Ratio of net investment income (loss) to average net assets	2.95	%*	2.37%	1.06%	0.52%	0.46%	(1.85)%

See footnotes on page 28.

Financial Highlights (unaudited)

CLASS I
			Year Ended September 30,
	Six Months Ended 3/31/07		2006	2005	2004	2003	11/30/01** to 9/30/02

Per Share Data:
Net Asset Value, Beginning of Period	$7.03		$7.15	$7.29	$7.48	$7.41	$7.13
Income (Loss) from Investment Operations:
Net investment income	0.17		0.29	0.21	0.18	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.05		(0.11)	(0.12)	(0.06)	0.17	0.30
Total from Investment Operations	0.22		0.18	0.09	0.12	0.37	0.50
Less Distributions:
Dividends from net investment income	(0.17)		(0.29)	(0.21)	(0.18)	(0.20)	(0.20)
Dividends in excess of net investment income	—		(0.01)	(0.02)	(0.04)	(0.04)	(0.02)
Distributions from net realized capital gain	—		—	—	(0.09)	(0.06)	—
Total Distributions	(0.17)		(0.30)	(0.23)	(0.31)	(0.30)	(0.22)
Net Asset Value, End of Period	$7.08		$7.03	$7.15	$7.29	$7.48	$7.41

Total Return	3.08%		2.56%	1.30%	1.76%	5.26%	7.19%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$9,893		$9,270	$7,586	$5,740	$3,715	$1,709
Ratio of expenses to average net assets	1.00	%*	1.00%	1.00%	0.98%	1.00%	1.00	%*
Ratio of net investment income to average net assets	4.73	%*	4.15%	3.01%	2.56%	2.71%	3.37	%*
Portfolio turnover rate	269.39%		795.65%	444.20%	249.13%	508.53%	253.47	%††
Without expense reimbursement:†
Ratio of expenses to average net assets	1.07	%*	1.09%	1.12%		1.08%	5.10	%*
Ratio of net investment income (loss) to average net assets	4.66	%*	4.06%	2.89%		2.63%	(0.73	)%*

See footnotes on page 28.

Financial Highlights (unaudited)

CLASS R
			Year Ended September 30,
	Six Months Ended 3/31/07		2006	2005	2004	4/30/03** to 9/30/03

Per Share Data:
Net Asset Value, Beginning of Period	$7.04		$7.15	$7.29	$7.48	$7.42
Income (Loss) from Investment Operations:
Net investment income	0.15		0.26	0.18	0.15	0.06
Net realized and unrealized gain (loss) on investments	0.04		(0.11)	(0.12)	(0.06)	0.09
Total from Investment Operations	0.19		0.15	0.06	0.09	0.15
Less Distributions:
Dividends from net investment income	(0.15)		(0.26)	(0.18)	(0.15)	(0.06)
Dividends in excess of net investment income	—		Ø	(0.02)	(0.04)	(0.03)
Distributions from net realized capital gain	—		—	—	(0.09)	—
Total Distributions	(0.15)		(0.26)	(0.20)	(0.28)	(0.09)
Net Asset Value, End of Period	$7.08		$7.04	$7.15	$7.29	$7.48

Total Return	2.87%		2.20%	0.88%	1.31%	1.98%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$26		$25	$2	$2	$2
Ratio of expenses to average net assets	1.46	%*	1.50%	1.50%	1.50%	1.50	%*
Ratio of net investment income to average net assets	4.27	%*	3.65%	2.51%	2.04%	1.94	%*
Portfolio turnover rate	269.39%		795.65%	444.20%	249.13%	508.53	%†††
Without expense reimbursement:†
Ratio of expenses to average net assets	2.24	%*	2.28%	2.45%	2.52%	1.69	%*
Ratio of net investment income to average net assets	3.49	%*	2.87%	1.56%	1.02%	1.75	%*

*	Annualized.

**	Commencement of offering of shares.

†	Since the Fund’s inception, the Manager has contractually undertaken to waive its management fee and/or to reimburse the Fund’s “other expenses” (i.e., those expenses other than management fee, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) to the extent they exceed 0.50% per annum of the Fund’s average daily net assets. This undertaking will remain in effect until at least January 31, 2008.

††	For the year ended September 30, 2002.

†††	For the year ended September 30, 2003.

Ø	Less than + or – $0.005.

See Notes to Financial Statements.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

The directors of Seligman Core Fixed Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided by the Management

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings, the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to the market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without that benefit. The directors noted that the Manger may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding four calendar years and annualized one- and three-year rolling periods ending September 30, 2006.

The directors reviewed information comparing the Fund to other funds in the Lipper Corporate Debt BBB-Rated Funds Average, the Lehman Brothers Government/Credit Index and to a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that the Fund’s results were generally below its benchmarks for the periods shown. The Manager noted that the leadership of the team managing the Fund had changed in 2006. Taking into account these factors, the directors concluded that they were satisfied that the Manager was addressing their concerns regarding the Fund’s performance and retained confidence in the Manager’s capabilities to manage the Fund.

Management Fee and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Fund.

The Manager manages accounts for institutional clients with investment objectives similar to those of the Fund. The fee rates payable by the Manager’s institutional clients are lower than the management fee rate paid by the Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. The Manager also noted that since open-end funds, such as the Fund, are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

The directors also compared the Fund’s management fee rate to the rate paid by other funds in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was lower than the average, and was the same as the median, management fee for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the

Matters Relating to the Directors’
Consideration of the Continuance of
the Management Agreement

directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was within the range for funds in the peer group although significantly higher than the peer group median and average. The Manager noted that the Fund’s expense ratio was largely attributable to the Fund’s small size and costs resulting from a large number of small accounts and high levels of account activity. The directors noted that the Manager was waiving its fees or reimbursing certain of the Fund’s expenses to the extent they exceed a specified level of average daily net assets, and that the effect of this undertaking was reflected in the expense ratio information they reviewed. The directors were satisfied that the Fund’s expense ratio was acceptable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the Fund’s management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in the Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Board of Directors

John R. Galvin 1, 3

- Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University
- Chairman Emeritus, American Council on Germany

John F. Maher 1, 3

- Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank

Frank A. McPherson 2, 3

- Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
- Director, DCP Midstream GP, LLP, Integris Health, Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art

Betsy S. Michel 2, 3

- Attorney
- Trustee, The Geraldine R. Dodge Foundation

William C. Morris

- Chairman and Director, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
- Director, Seligman Data Corp.
- President and Chief Executive Officer, The Metropolitan Opera Association

Leroy C. Richie 1, 3

- Counsel, Lewis & Munday, P.C.
- Director, Vibration Control Technologies, LLC
- Lead Outside Director, Digital Ally Inc. and Infinity, Inc.
- Director and Chairman, Highland Park Michigan Economic Development Corp.
- Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2, 3

- Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations

James N. Whitson 1, 3

- Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
- Director, CommScope, Inc.

Brian T. Zino

- Director and President, J. & W. Seligman & Co. Incorporated
- Director, Seligman Advisors, Inc. and Seligman Services, Inc.
- Chairman, Seligman Data Corp.

Member: 1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Executive Officers

William C. Morris

Chairman

Brian T. Zino

President and Chief Executive Officer

Eleanor T.M. Hoagland

Vice President and Chief Compliance Officer

J. Eric Misenheimer

Vice President

Francis L. Mustaro

Vice President

Thomas G. Rose

Vice President

Lawrence P. Vogel

Vice President and Treasurer

Frank J. Nasta

Secretary

33

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Core Fixed Income Fund, Inc., which contains information about the investment objectives, risks, charges and expenses of the Fund, each of which should be considered carefully before investing or sending money.

TXCFI3 3/07

ITEM 2.	CODE OF ETHICS. Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CORE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: June 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date: June 4, 2007

By:	/S/ LAWRENCE P.VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date: June 4, 2007

Seligman Core Fixed Income Fund, Inc.

EXHIBIT INDEX

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.